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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    --------

                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Objective Communications, Inc.
        --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                Delaware                                      52-1707962
-----------------------------------------------            ----------------
(State of Incorporation or Organization)                   (I.R.S. Employer
                                                           Identification no.)

14100 Park Meadow Drive
Chantilly, VA                                                    20151
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(Address of Principal Executive Offices)                       (Zip Code)


 If this form relates to the registration of a class    If this form relates to the
 of debt securities and is effective upon filing        registration of a class of debt
 pursuant to General Instruction A(c)(1) please         securities and is to become effective
 check the following box.                               simultaneously with the effectiveness of a
                                                        concurrent registration statement under the
                                                        Securities Act of 1933 pursuant to General
                                                        Instruction A(c)(2) please check the following box.


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                 Name of Each Exchange on Which
         to be so Registered                 Each Class is to be Registered
         -------------------                 ------------------------------

         None.


Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock (par value $0.01 per share)
                    ----------------------------------------
                                (Title of Class)






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Item 1.  Description of Registrant's Securities to be Registered.

           Information concerning the Common Stock, par value
$0.01 per share, of Objective Communications, Inc. (the "Company"), to be registered hereunder is incorporated by reference to the section entitled "Description of Securities" in the prospectus forming a part of the Registration Statement on Form SB-2, as amended (Registration No. 333-20625), filed by the Company under the Securities Act of 1933, as amended.

Item 2.    Exhibits.

           1. The Company's Registration Statement on Form SB-2, as amended (Registration No. 333-20625), is incorporated herein by this reference.

           2. The Certificate of Incorporation of the Company is incorporated herein by this reference to Exhibit 3.1 to the Company's Registration Statement on Form SB-2, as amended (Registration No. 333-20625).

           3. The Bylaws of the Company are incorporated herein by this reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2, as amended (Registration No. 333-20625).

           4. A specimen certificate of the Common Stock of the Company is incorporated herein by this reference to Exhibit 4.2 to the Company's Registration Statement on Form SB-2, as amended (Registration No. 333-20625).





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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    OBJECTIVE COMMUNICATIONS, INC.



Date:  March    , 1997              By:  /s/ Steven A. Rogers
                                        ----------------------------------------
                                           Steven A. Rogers
                                           President and Chief Executive Officer





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